UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): May 2, 2024

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Essential Utilities, Inc.
(Exact Name of Registrant Specified in Charter)

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Pennsylvania	001-06659	23-1702594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Essential Utilities, Inc. (the “Company”) was held on May 1, 2024 as a virtual meeting pursuant to the notice sent, on or about March 19, 2024, to all shareholders of record at the close of business on March 4, 2024, the record date for the Annual Meeting. At the Annual Meeting:

1. The following nominees were elected as directors of the Company to serve for one-year terms and until their successors are elected and qualified. The votes received are set forth adjacent to the names below:

Name of Nominee	For	Withheld
Elizabeth B. Amato	201,170,659	8,030,548
Christopher L. Bruner	194,836,513	14,364,694
David A. Ciesinski	204,999,829	4,201,378
Christopher H. Franklin	198,017,989	11,183,218
Daniel J. Hilferty	202,888,796	6,312,411
Edwina Kelly	207,397,198	1,804,009
W. Bryan Lewis	207,525,561	1,675,646
Tamara L. Linde	207,705,590	1,495,617
Roderick K West	206,461,226	2,739,981

There were 30,422,961 broker non-votes recorded for each nominee.

2. The advisory vote to approve the compensation paid to the Company’s named executive officers for 2023 as disclosed in the Company’s Proxy Statement for the Annual Meeting was approved by the following vote of shareholders:

For	Against	Abstain
194,712,551	13,046,186	1,442,470

There were 30,422,691 broker non-votes for this proposal.

The results of this annual advisory vote to approve the compensation paid to the Company’s named executive officers was discussed at the Board meeting held immediately following the Annual Meeting.

3. The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2024 fiscal year was ratified by the following vote of shareholders:

For	Against	Abstain
227,635,364	11,112,905	875,629

There were no broker non-votes for the ratification of the independent registered public accounting firm.

4. The ratification of an Amendment to the Company’s Bylaws to implement universal proxy rules governing contested elections of directors:

For	Against	Abstain
206,649,736	1,584,454	967,017

There were 30,422,691 broker non-votes for this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENTIAL UTILITIES, INC.

May 2, 2024	By:	/s/ Christopher P. Luning
	Name:	Christopher P. Luning
	Title:	Executive Vice President, General Counsel